UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 27, 2006

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Convergys Corporation

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2006, Convergys Corporation, and its wholly owned subsidiaries, Convergys Information Management Group Inc. (“IMG”) and Convergys Customer Management Group Inc. (“CMG”), entered into Amendment No. 2 to (a) the $325,000,000 Three-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of December 21, 2004, as amended (the “Credit Agreement”), among Convergys Corporation, the lenders party thereto, the syndication and documentation agents and the administrative agent, (b) the Guarantee Agreement, as amended (the “Guarantee Agreement”), among IMG and CMG, Convergys Customer Management Group Inc. (“CMG”) (collectively, the “Guarantors”) and the administrative agent, and (c) the Indemnity, Subrogation and Contribution Agreement, as amended (the “Indemnity, Subrogation and Contribution Agreement”), among Convergys Corporation, the Guarantors and the administrative agent. Amendment No. 2 provides that under certain circumstances, two wholly-owned newly formed Convergys Corporation Canadian indirect subsidiaries, Convergys CMG Canada Limited Partnership and CCM LP ULC, do not need to become guarantors under the Credit Agreement, Guarantee Agreement and Indemnity, Subrogation and Contribution Agreement.

In November, 2005, Convergys Corporation reported that Convergys Customer Management Canada, Inc. (“CMG Canada”), a wholly-owned indirect subsidiary of Convergys Corporation, entered into a senior unsecured revolving credit facility in the maximum amount of Cdn $100,000,000 (the “Credit”) with The Bank of Nova Scotia (“Scotia Capital”) (the “Canadian Credit Agreement”). Scotia Capital is also one of a group of lenders that has entered into the Credit Agreement referred to above, and has committed to lend $25,000,000 under that agreement. On March 31, 2006, Cdn $100,000,000 was outstanding under the Canadian Credit Agreement. The Canadian Credit Agreement was amended and restated on March 31, 2006 to provide for the assignment and assumption by Convergys CMG Canada Limited Partnership of Cdn $70,000,000 of outstanding Credit under the Canadian Credit Agreement. The remaining Cdn $30,000,000 of outstanding Credit under the Canadian Credit Agreement will be the separate obligation of CCM LP ULC, a successor in interest of the original borrower, CMG Canada. The covenants, default and cross-default provisions, interest rate and maturity date of the Canadian Credit Agreement are unchanged and no material changes have been made to the representations and warranties made under the Canadian Credit Agreement.

On March 31, 2006 Convergys Corporation, CMG and IMG re-executed with Scotia Capital, on the same terms and conditions, their joint and several guarantee of the borrowers’ obligations under the Canadian Credit Agreement. A copy of the guaranty agreement is included as an Exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description contained in Item 1.01, above, which is incorporated herein by reference.

2

Form 8-K	Convergys Corporation

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 10.1	Amendment No. 2 to the Three-Year Competitive Advance and Revolving Credit Facility Agreement, as amended, the Guarantee Agreement, as amended, and the Indemnity, Subrogation and Contribution Agreement, as amended.

Exhibit 10.2	Amended and Restated Credit Agreement between CCM Limited Partner Inc. and Convergys CMG Canada Limited Partnership, and The Bank of Nova Scotia dated as of March 31, 2006.

Exhibit 10.3	Guarantee Agreement dated as of March 31, 2006 between Convergys Corporation and two of its subsidiaries and The Bank of Nova Scotia, as administrative agent.

3

Form 8-K	Convergys Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ William H. Hawkins II
William H. Hawkins II
Senior Vice President, General Counsel and Secretary

Date: March 31, 2006

4

Exhibit Index

Exhibit No.	Exhibit
Exhibit 10.1	Amendment No. 2 to the Three-Year Competitive Advance and Revolving Credit Facility Agreement, as amended, the Guarantee Agreement, as amended, and the Indemnity, Subrogation and Contribution Agreement, as amended.

Exhibit 10.2	Amended and Restated Credit Agreement between CCM Limited Partner Inc. and Convergys CMG Canada Limited Partnership, and The Bank of Nova Scotia dated as of March 31, 2006.

Exhibit 10.3	Guarantee Agreement dated as of March 31, 2006 between Convergys Corporation and two of its subsidiaries and The Bank of Nova Scotia, as administrative agent.